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                                                                  EXHIBIT 23


                      [Deloitte & Touche LLP Letterhead]


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of First Security Corporation on Form S-8 of our report dated February 25, 1994, appearing in the Annual Report on Form 10-K of First Security Corporation for the year ended December 31, 1993.



/s/  Deloitte & Touche LLP


Salt Lake City, Utah
December 21, 1994